Income Taxes	12 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
INCOME TAXES
10.	INCOME TAXES

The following is a reconciliation of income taxes calculated at the combined Canadian federal and provincial income statutory corporate tax rate of 27.0% to the tax expense:

	2024	2023
	$	$
US net loss before taxes	(1,756,965)	(1,212,372)
Canada net loss before tax	(5,911,485)	(6,735,250)
Net loss before taxes	(7,668,450)	(7,947,622)

Income tax expense (recovery) at the statutory rate	(1,966,981)	(2,073,116)
Increase (reduction) in income taxes resulting from:
Change in valuation allowance	1,625,998	2,532,867
State taxes	(21,942)	9,638
Permanent differences	39,252	76,605
True up to the return	(303,595)	-
State Rate Change	2,949	-
Foreign exchange differences	618,907	417,194
Share issuance cost capitalized in equity	(123,415)	(553,877)
Other	135,927	(396,211)
Income tax expense (recovery)	7,100	13,100

As of June 30, 2024, the Company has non-capital loss carry-forwards of approximately $72,724,671 (June 30, 2023 - $67,875,659) available to offset future taxable income in Canada. These non-capital loss carryforwards begin to expire in 2026. As of June 30, 2024, the Company has US Federal net operating losses of $7,451,316 and state net operating losses of $3,689,190. The US Federal NOLs have an indefinite carryforward period, and the state NOLs begin to expire in 2042.

Deferred tax assets and liabilities are as follows:

	2024	2023
	$	$
Non-capital losses	21,501,476	19,490,270
Financing costs	861,867	1,265,542
Accrued expenses	12,831	11,638
Intangible assets, net	146,193	131,714
Tax credits	241,270	241,270
Lease liability	164,288	98,827
	22,927,925	21,239,261
Property and equipment, net	(116,231)	(119,889)
Lease obligations	(157,701)	(91,377)
	(273,932)	(211,266)
Net deferred tax asset	22,653,993	21,027,995
Valuation allowance	(22,653,993)	(21,027,995)
	-	-

A full valuation allowance has been applied against the net deferred tax assets because it is more likely than not that future taxable income will be available against which the Company can utilize the benefits therefrom.

The Company recognizes tax benefits from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from any such position would be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. It is the Company’s policy to recognize interest and penalties accrued on any uncertain tax benefits as a component of income tax expense.

The Company files income tax returns in the U.S. federal jurisdiction, various state jurisdictions, and Canada. With few exceptions, the Company is no longer subject to U.S. federal and state tax examinations for fiscal years prior to 2021.

The Company is subject to taxation at the federal, state, and local levels in the United States and Canada.